Putnam
Health
Sciences
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to a changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005


Report from Fund Management

Fund highlights

 * For the six months ended February 28, 2005, Putnam Health Sciences Trust's class A shares returned 8.21% without sales charges.

 * The fund's primary benchmark, the S&P 500 Index, gained 9.99%. Its secondary benchmark, the Goldman Sachs Healthcare Index, returned 6.37%.

 * The average return for the fund's Lipper category, Health/Biotechnology Funds, was 5.30%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that, for the six months ended February 28, 2005, your fund's return at net asset value (NAV, without sales charges) exceeded the average return for funds in its Lipper peer group. The fund's performance was also better than that of its secondary benchmark, the Goldman Sachs Healthcare Index. However, the fund did not perform as well as its primary benchmark, the S&P 500 Index, due to differences in holdings. Most of the stocks in this index are not health-care related; as a result, strength in other industries enabled the index to deliver stronger returns. Fund performance was helped by stocks in a number of different industries, including hospitals, medical device manufacturers, and pharmacy benefit managers. Weakness in large international pharmaceutical companies and the fund's limited exposure to managed-care companies detracted from returns during the period.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
Class A
(inception 5/28/82)           NAV           POP
--------------------------------------------------
6 months                     8.21%         2.53%
--------------------------------------------------
1 year                       3.01         -2.40
--------------------------------------------------
5 years                     -5.20        -10.17
Annual average              -1.06         -2.12
--------------------------------------------------
10 years                   180.44        165.72
Annual average              10.86         10.27
--------------------------------------------------
Annual average
(life of fund)              13.38         13.11
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital who can accept the risk of investing in a single group of industries.


Market overview

During the six months ended February 28, 2005, stocks of companies in the health-care sector generally moved higher, led by the strength of managed care, drug distribution, and medical device companies, as well as hospitals. Large pharmaceutical companies, however, continued to come under pressure for a number of reasons, including the anticipation of patent expirations on blockbuster drugs and weak new drug pipelines. Also during the period, headline-making safety issues surrounding some high-profile drugs raised investor concerns and drove down the stock prices of many large pharmaceutical companies, even those not connected with the specific drugs.

In the broader market, stocks gained ground overall, although investors were distracted by a number of concerns. The backdrop was generally favorable, but positive trends were offset by worries over rising interest rates, soaring energy prices, and uncertainty in anticipation of the U.S. presidential election. These concerns weighed on the market, causing choppiness until November, when the resolution of the presidential election and lower energy prices reduced market uncertainty. Stocks advanced strongly in November and December, and for the second consecutive calendar year, major stock market indexes posted gains. Stocks had a tough time in January, when all three major indexes posted losses for the month, but then rebounded in February, the final month of the semiannual period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.99%
-------------------------------------------------------------------------------
Goldman Sachs Healthcare Index (health-care stocks)                     6.37%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 21.18%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            17.94%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.26%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.61%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  8.64%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/05.
-------------------------------------------------------------------------------

Strategy overview

In reviewing the strategy of your fund, it is important to remember that changes in the economic or market environment generally do not affect our decision-making process. Our strategy remains fairly constant in all market conditions. We take a bottom-up approach to stock selection, focusing on each individual company, the valuation of its stock, and our assessment of its potential to deliver stronger performance than other companies in its industry.

During the semiannual period, the stocks in the fund's portfolio remained diversified across a wide range of health-care industries, including health-care services, medical technology, pharmaceuticals, and biotechnology. When selecting stocks, we look for companies that exhibit what we believe to be high-quality growth characteristics, such as solid product pipelines, strong revenue and cash-flow growth, and stock prices that we consider attractive in relation to the company's growth potential.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                              as of 8/31/04       as of 2/28/05

Pharmaceuticals                   55.8%               51.9%

Health-care
services                          13.8%               16.6%

Biotechnology                     13.9%               15.6%

Medical technology                15.1%               15.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

One of the fund's top-performing stocks during the period was that of pharmaceutical distribution company Cardinal Health. This stock had declined sharply in the summer of 2004 when investors became concerned about a change in its business model. We believe those concerns may have been overblown, and we believe the company continues to offer long-term growth potential. Also contributing positively to fund performance were pharmacy benefit managers Medco Health Solutions and Express Scripts. Pharmacy benefit managers (PBMs) administer prescription drug benefits for organizations such as managed-care companies, large employers, and government agencies. We believe that a number of industry trends will continue to favor PBMs, including an increase in prescription orders by mail and more generic versions of drugs, which offer higher profit margins for PBMs.

During a period in which some prominent drugs were pulled from the market due to safety concerns, our stock selection in pharmaceuticals proved beneficial. Your fund did not own one of the stocks most affected by these issues -- Merck, the maker of the pain reliever Vioxx, which was pulled off the market in September after trials found it increased the risk of heart attack and stroke. This helped offset the negative effect of Pfizer, in which the fund had a position. Pfizer stock declined after a study found that high doses of the company's pain reliever, Celebrex, were associated with increased risk of heart attack. During the period, we reduced the fund's Pfizer position. Within the next couple of years, the patents will expire on a number of blockbuster Pfizer drugs, and we believe the company's pipeline of new products may not be robust enough to fill the gap. At the close of the period, the fund still held a position in Pfizer because we believed it offered an attractive valuation.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 Johnson & Johnson (9.1%)
   Pharmaceuticals

 2 Amgen, Inc. (7.1%)
   Biotechnology

 3 Novartis AG (6.0%)
   Switzerland
   Pharmaceuticals

 4 Wyeth (5.6%)
   Pharmaceuticals

 5 Medtronic, Inc. (5.1%)
   Medical technology

 6 Pfizer, Inc. (5.0%)
   Pharmaceuticals

 7 GlaxoSmithKline PLC ADR (4.7%)
   United Kingdom
   Pharmaceuticals

 8 Roche Holding AG (4.0%)
   Switzerland
   Pharmaceuticals

 9 Abbott Laboratories (3.9%)
   Pharmaceuticals

10 Cardinal Health, Inc. (3.9%)
   Health-care services

Footnote reads:
The fund's holdings will change over time.

One bright spot in the struggling pharmaceutical sector has been fund holding Johnson & Johnson, a strong performer during the period. Johnson & Johnson offers several advantages over other companies in the pharmaceutical industry. The company is widely diversified, with biotechnology products and business segments such as consumer products and medical devices providing strength, particularly over the past several years when pharmaceuticals have been weak. This stock continues to represent a considerable portion of the portfolio, and we believe the company is positioned to deliver strong earnings growth.

Other pharmaceutical stocks that detracted from performance were large international drug companies Roche, which announced disappointing earnings, and AstraZeneca, which declined when concerns were raised about the safety of its cholesterol drug, Crestor. After the close of the period, the FDA determined that Crestor was safe enough to stay on the market. In biotechnology, fund holding Biogen-Idec declined when the company voluntarily suspended the marketing of its multiple sclerosis drug, Tysabri, in order to conduct further safety testing. Roche, AstraZeneca, and Biogen-Idec all remained in the portfolio at the close of the period, as we believe they continue to offer attractive growth prospects, despite these near-term setbacks. Also detracting from returns was the fund's limited exposure to stocks of managed-care companies, which performed well during the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about general themes at work in the market -- and the health-care sector in particular -- do influence our decisions as well, but not to the same extent.

As we enter the second half of your fund's fiscal year, we believe an environment of modest economic growth coupled with low inflation is likely to persist. In the health-care sector, we believe there are a number of attractive long-term investment opportunities, despite near-term issues such as rising costs, health-care reform, and drug patent expirations. At the close of the period, we were finding what we believe to be attractive opportunities in stocks of biotechnology companies, drug distributors, and pharmacy benefit managers. At the same time, we were placing less emphasis on U.S. pharmaceutical and managed-care companies. In managing your fund's portfolio, we will continue to conduct research on a stock-by-stock basis, seeking companies with strong management teams, healthy balance sheets, and the potential to reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.


Your fund's management

Your fund is managed by the members of the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team's management of the fund.

Fund ownership

The table below shows how much the fund's current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Sheba Alexander     2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------
Kelsey Chen         2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/29/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.


Other Putnam funds managed by the Portfolio Leaders

Sheba Alexander and Kelsey Chen do not manage any other Putnam mutual funds. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leaders and Portfolio Members

During the year ended February 28, 2005, Sheba Alexander and Kelsey Chen became Portfolio Leaders of your fund.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.



-------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                   Year     $0      $10,000     $50,000     $100,000     and over
-------------------------------------------------------------------------------------------------
Philippe Bibi                     2005       *
-------------------------------------------------------------------------------------------------
Chief Technology Officer          2004       *
-------------------------------------------------------------------------------------------------
John Boneparth                    2005       *
-------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt 2004       *
-------------------------------------------------------------------------------------------------
Joshua Brooks                     2005       *
-------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
-------------------------------------------------------------------------------------------------
Kevin Cronin                      2005       *
-------------------------------------------------------------------------------------------------
Head of Investments                N/A
-------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.             2005                             *
-------------------------------------------------------------------------------------------------
President and CEO                 2004       *
-------------------------------------------------------------------------------------------------
Amrit Kanwal                      2005       *
-------------------------------------------------------------------------------------------------
Chief Financial Officer            N/A
-------------------------------------------------------------------------------------------------
Steven Krichmar                   2005       *
-------------------------------------------------------------------------------------------------
Chief of Operations                N/A
-------------------------------------------------------------------------------------------------
Francis McNamara, III             2005                 *
-------------------------------------------------------------------------------------------------
General Counsel                    N/A
-------------------------------------------------------------------------------------------------
Richard Monaghan                  2005                                          *
-------------------------------------------------------------------------------------------------
Head of Retail Management         2004                             *
-------------------------------------------------------------------------------------------------
Richard Robie, III                2005       *
-------------------------------------------------------------------------------------------------
Chief Administrative Officer       N/A
-------------------------------------------------------------------------------------------------
Edward Shadek                     2005       *
-------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
-------------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (5/28/82)              (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   8.21%      2.53%      7.80%      2.80%      7.78%      6.78%      7.94%      4.15%      8.06%
---------------------------------------------------------------------------------------------------------------------------
1 year                     3.01      -2.40       2.22      -2.53       2.22       1.27       2.48      -1.11       2.74
---------------------------------------------------------------------------------------------------------------------------
5 years                   -5.20     -10.17      -8.70     -10.24      -8.59      -8.59      -7.52     -10.75      -6.37
Annual average            -1.06      -2.12      -1.80      -2.14      -1.78      -1.78      -1.55      -2.25      -1.31
---------------------------------------------------------------------------------------------------------------------------
10 years                 180.44     165.72     160.04     160.04     160.43     160.43     166.80     157.51     173.46
Annual average            10.86      10.27      10.03      10.03      10.04      10.04      10.31       9.92      10.58
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            13.38      13.11      12.42      12.42      12.53      12.53      12.71      12.54      13.09
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
-------------------------------------------------------------------------------------
                                                                    Lipper Health/
                                                Goldman Sachs        Biotechnology
                               S&P 500            Healthcare        Funds category
                                Index               Index*             average+
-------------------------------------------------------------------------------------
6 months                         9.99%               6.37%               5.30%
-------------------------------------------------------------------------------------
1 year                           6.98                1.37               -1.08
-------------------------------------------------------------------------------------
5 years                         -4.82               21.74               13.48
Annual average                  -0.98                4.01                1.43
-------------------------------------------------------------------------------------
10 years                       192.12                  --              239.39
Annual average                  11.32                  --               12.73
-------------------------------------------------------------------------------------
Annual average
(life of fund)                  14.12                  --               15.51
-------------------------------------------------------------------------------------


   Index and Lipper results should be compared to fund performance at net asset value.

 * The index began operations on 8/29/96.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 2/28/05, there were 182, 180, 75, and 19 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/05
----------------------------------------------------------------------------------------------------
                             Class A        Class B        Class C        Class M         Class R
----------------------------------------------------------------------------------------------------
Distributions (number)            1              1              1              1               1
----------------------------------------------------------------------------------------------------
Income                           --             --             --             --              --
----------------------------------------------------------------------------------------------------
Capital gains
----------------------------------------------------------------------------------------------------
Long-term                     $4.000         $4.000         $4.000         $4.000          $4.000
----------------------------------------------------------------------------------------------------
Short-term                       --             --             --             --              --
----------------------------------------------------------------------------------------------------
Total                         $4.000         $4.000         $4.000         $4.000          $4.000
----------------------------------------------------------------------------------------------------
Share value:               NAV        POP      NAV            NAV       NAV        POP       NAV
----------------------------------------------------------------------------------------------------
8/31/04                   $57.80     $61.00  $53.34         $56.00     $55.57     $57.59   $57.51
----------------------------------------------------------------------------------------------------
2/28/05                    58.43      61.67   53.39          56.25      55.87      57.90    58.03
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (5/28/82)              (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   6.60%      1.00%      6.21%      1.28%      6.22%      5.23%      6.34%      2.62%      6.48%
----------------------------------------------------------------------------------------------------------------------------
1 year                     5.34      -0.19       4.54      -0.31       4.55       3.58       4.81       1.14       5.07
----------------------------------------------------------------------------------------------------------------------------
5 years                   -3.14      -8.23      -6.70      -8.28      -6.70      -6.70      -5.51      -8.82      -4.32
Annual average            -0.64      -1.70      -1.38      -1.71      -1.38      -1.38      -1.13      -1.83      -0.88
----------------------------------------------------------------------------------------------------------------------------
10 years                 169.87     155.67     150.28     150.28     150.60     150.60     156.76     147.77     163.22
Annual average            10.44       9.84       9.61       9.61       9.62       9.62       9.89       9.50      10.16
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            13.28      13.02      12.33      12.33      12.44      12.44      12.62      12.45      13.00
----------------------------------------------------------------------------------------------------------------------------



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Health Sciences Trust from September 1, 2004, to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
-------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------
Expenses paid per
$1,000*               $5.83      $9.69      $9.69      $8.40      $7.12
-------------------------------------------------------------------------
Ending value (after
expenses)         $1,082.10  $1,078.00  $1,077.80  $1,079.40  $1,080.60
-------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 9/1/04  [DIV]    $1,000   x    per $1,000           =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000  x $5.83 (see table above)  =  $58.30
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
2/28/05
----------------------------------------------------------------------------
                       Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*                  $5.66      $9.39      $9.39      $8.15      $6.90
----------------------------------------------------------------------------
Ending value (after
expenses)            $1,019.19  $1,015.47  $1,015.47  $1,016.71  $1,017.95
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.13%      1.88%      1.88%      1.63%      1.38%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.65%      2.40%      2.40%      2.15%      1.90%
----------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Health
Sciences Trust               50%        53%        65%        48%        67%
------------------------------------------------------------------------------
Lipper Health/Biotechnology
Funds category
average                     365%       262%       233%       204%       368%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.00

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
February 28, 2005 (Unaudited)

Common stocks (99.2%) (a)
Number of shares                                                          Value

Biotechnology (15.6%)
-------------------------------------------------------------------------------
     3,163,200 Amgen, Inc. (NON)                                   $194,884,752
       594,800 Amylin Pharmaceuticals, Inc. (NON)
               (S)                                                   12,740,616
       791,600 Biogen Idec, Inc. (NON) (S)                           30,595,340
       867,300 Chiron Corp. (NON) (S)                                30,858,534
     1,479,200 Genentech, Inc. (NON) (S)                             69,818,240
       847,100 Genzyme Corp. (NON) (S)                               47,513,839
       701,000 Gilead Sciences, Inc. (NON)                           24,219,550
       199,235 Idenix Pharmaceuticals, Inc. (NON)                     3,813,358
        81,000 IDEXX Laboratories, Inc. (NON)                         4,491,450
       231,600 Neurocrine Biosciences, Inc. (NON)
               (S)                                                    9,270,948
        12,100 Nexia Biotechnologies, Inc. (Canada)
               (NON)                                                      7,975
       256,972 Nexia Biotechnologies, Inc. 144A
               (Canada) (NON)                                           169,377
                                                                 --------------
                                                                    428,383,979

Consumer Services (--%)
-------------------------------------------------------------------------------
        85,100 Stewart Enterprises, Inc. Class A
               (NON)                                                    539,534

Health Care Services (16.6%)
-------------------------------------------------------------------------------
       185,600 AMERIGROUP Corp. (NON) (S)                             7,398,016
       765,000 AmerisourceBergen Corp.                               45,823,500
     1,824,100 Cardinal Health, Inc.                                106,801,055
       317,900 CIGNA Corp.                                           28,865,320
       889,100 Community Health Systems, Inc. (NON)                  28,780,167
       392,800 Coventry Health Care, Inc. (NON)                      24,785,680
       420,200 Express Scripts, Inc. (NON) (S)                       31,636,858
       293,100 HCA, Inc. (S)                                         13,837,251
       621,800 Laboratory Corp. of America Holdings
               (NON)                                                 29,778,002
       572,500 Medco Health Solutions, Inc. (NON)                    25,430,450
       255,000 PacifiCare Health Systems, Inc.
               (NON) (S)                                             16,187,400
       187,100 Quest Diagnostics, Inc.                               18,597,740
       657,400 Triad Hospitals, Inc. (NON) (S)                       28,708,658
       131,300 UnitedHealth Group, Inc.                              11,969,308
       326,400 WellPoint, Inc. (NON)                                 39,840,384
                                                                 --------------
                                                                    458,439,789

Medical Technology (15.1%)
-------------------------------------------------------------------------------
     1,078,200 Baxter International, Inc.                            38,448,612
     1,221,700 Boston Scientific Corp. (NON)                         39,900,722
       313,300 C.R. Bard, Inc. (S)                                   20,834,450
       335,400 Charles River Laboratories
               International, Inc. (NON) (S)                         15,461,940
        96,400 Dade Behring Holdings, Inc. (NON)                      6,045,244
       220,200 Edwards Lifesciences Corp. (NON) (S)                   9,470,802
           248 Gen-Probe, Inc. (NON) (S)                                 12,626
     2,682,300 Medtronic, Inc. (S)                                  139,801,476
        49,680 Nobel Biocare Holding AG
               (Switzerland)                                         10,857,067
       102,300 Respironics, Inc. (NON)                                5,907,825
     1,902,300 St. Jude Medical, Inc. (NON)                          74,379,930
       351,700 Synthes, Inc. (Switzerland)                           42,682,776
       258,200 Waters Corp. (NON) (S)                                12,613,070
                                                                 --------------
                                                                    416,416,540

Pharmaceuticals (51.9%)
-------------------------------------------------------------------------------
     2,344,000 Abbott Laboratories                                  107,800,560
       405,500 Allergan, Inc. (S)                                    30,485,490
        79,307 AstraZeneca PLC (United Kingdom)                       3,130,465
       764,800 AstraZeneca PLC ADR (United Kingdom)
               (S)                                                   30,393,152
       536,838 Aurobindo Pharma, Ltd. (India)                         3,536,822
       656,000 Barr Pharmaceuticals, Inc. (NON)                      31,317,440
        45,000 Basilea Pharmaceutical 144A
               (Switzerland) (NON)                                    3,988,080
     1,081,400 Caremark Rx, Inc. (NON) (S)                           41,395,992
       230,700 Cephalon, Inc. (NON) (S)                              11,320,449
     1,005,500 Eli Lilly Co. (S)                                     56,308,000
     2,706,300 GlaxoSmithKline PLC ADR (United
               Kingdom) (S)                                         130,497,786
     3,826,200 Johnson & Johnson                                    250,998,720
       926,000 Matrix Laboratories, Ltd. (India)                      3,658,731
     3,280,900 Novartis AG (Switzerland)                            165,079,403
       148,600 Par Pharmaceutical Cos., Inc. (NON)
               (S)                                                    5,496,714
     5,190,200 Pfizer, Inc.                                         136,450,358
     1,029,786 Roche Holding AG (Switzerland)                       108,965,004
     2,064,000 Sankyo Co., Ltd. (Japan)                              46,814,616
       309,000 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                                6,430,709
       689,200 Takeda Chemical Industries, Ltd.
               (Japan)                                               33,114,913
       922,800 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel) (S)                                      27,785,508
     3,809,200 Wyeth                                                155,491,544
     1,142,000 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                               40,633,164
                                                                 --------------
                                                                  1,431,093,620
                                                                 --------------
               Total Common stocks
               (cost $2,093,142,338)                             $2,734,873,462

Convertible preferred stocks (0.1%) (a) (cost $3,002,107)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       342,000 Third Wave Technologies, Inc.
               Ser. F, 10.00% cv. pfd. (F)                           $2,335,860

Short-term investments (7.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $179,031,094 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 2.46% to
               2.78% and due dates ranging
               from March 1, 2005 to March 29, 2005
               (d)                                                 $178,907,904
    15,145,697 Putnam Prime Money Market Fund (e)                    15,145,697
                                                                 --------------
               Total Short-term investments
               (cost $194,053,601)                                 $194,053,601
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,290,198,046)                             $2,931,262,923
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,755,596,491.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 28, 2005:
      (as a percentage of Market Value)

            Israel                                          1.0%
            Japan                                           4.6
            Switzerland                                    12.0
            United Kingdom                                  6.0
            United States                                  76.1
            Other                                           0.3
                                                        -------
            Total                                         100.0%



Forward currency contracts to buy at February 28, 2005 (Unaudited)
(aggregate face value $135,498,838)
                                                                                    Unrealized
                                               Aggregate         Delivery          appreciation/
                              Value           face value           date           (depreciation)
-------------------------------------------------------------------------------------------------
Australian Dollar          $8,150,485         $7,917,016          4/20/05             $233,469
British Pound               5,882,406          5,835,620          3/16/05               46,786
Canadian Dollar             5,906,656          6,111,081          4/20/05             (204,425)
Danish Krone               12,261,703         12,292,741          3/16/05              (31,038)
Euro                      103,462,323        103,342,380          3/16/05              119,943
-------------------------------------------------------------------------------------------------
                                                                                      $164,735
-------------------------------------------------------------------------------------------------




Forward currency contracts to sell at February 28, 2005 (Unaudited)
(aggregate face value $194,619,501)
                                            Aggregate            Delivery           Unrealized
                              Value        face value              date            appreciation
------------------------------------------------------------------------------------------------
Swiss Franc              $150,950,014       $153,097,483           3/16/05          $2,147,469
Japanese Yen               40,895,473         41,522,018           5/18/05             626,545
------------------------------------------------------------------------------------------------
                                                                                    $2,774,014
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $174,761,492 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,275,052,349)          $2,916,117,226
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $15,145,697) (Note 5)          15,145,697
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,354,224
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,739,462
-------------------------------------------------------------------------------
Receivable for securities sold                                     68,043,451
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,515,824
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             620,380
-------------------------------------------------------------------------------
Total assets                                                   $3,011,536,264

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   60,651,748
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          7,614,786
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,898,571
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,044,343
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                307,976
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           16,764
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,480,129
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  577,075
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                613,989
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                178,907,904
-------------------------------------------------------------------------------
Other accrued expenses                                                826,488
-------------------------------------------------------------------------------
Total liabilities                                                 255,939,773
-------------------------------------------------------------------------------
Net assets                                                     $2,755,596,491

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,091,156,688
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (4,532,590)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                     24,865,323
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 644,107,070
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,755,596,491

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,704,209,866 divided by 29,168,364 shares)                          $58.43
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $58.43)*                $61.67
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($941,241,415 divided by 17,629,553 shares)**                          $53.39
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($44,332,906 divided by 788,073 shares)**                              $56.25
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($33,227,861 divided by 594,753 shares)                                $55.87
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $55.87)*                $57.90
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($220,855 divided by 3,806 shares)                       $58.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($32,363,588 divided by 548,111 shares)                  $59.05
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 28, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $90,382)                         $14,474,282
-------------------------------------------------------------------------------
Interest (including interest income of $206,464 from
investments in affiliated issuers) (Note 5)                           216,080
-------------------------------------------------------------------------------
Securities lending                                                     88,090
-------------------------------------------------------------------------------
Total investment income                                            14,778,452

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,876,687
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,389,226
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               320,332
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,704
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       56,156
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,128,237
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,936,063
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 227,711
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 127,828
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     256
-------------------------------------------------------------------------------
Other                                                                 671,973
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    15,993
-------------------------------------------------------------------------------
Costs assumed by manager (Notes 2 and 6)                              (15,993)
-------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 5)                        (15,259)
-------------------------------------------------------------------------------
Total expenses                                                     19,764,914
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (938,108)
-------------------------------------------------------------------------------
Net expenses                                                       18,826,806
-------------------------------------------------------------------------------
Net investment loss                                                (4,048,354)
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$10,791) (Notes 1 and 3)                                          102,511,707
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        44,330
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (3,371,262)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                3,571,222
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period      120,649,675
-------------------------------------------------------------------------------
Net gain on investments                                           223,405,672
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $219,357,318
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 28        August 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(4,048,354)     $(6,495,334)
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             99,184,775      280,823,229
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               124,220,897      (11,330,028)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       219,357,318      262,997,867
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                                   --      (12,932,741)
-------------------------------------------------------------------------------
Class M                                                   --          (31,999)
-------------------------------------------------------------------------------
Class R                                                   --              (76)
-------------------------------------------------------------------------------
Class Y                                                   --         (283,693)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                         (114,159,805)              --
-------------------------------------------------------------------------------
Class B                                          (71,822,844)              --
-------------------------------------------------------------------------------
Class C                                           (3,157,733)              --
-------------------------------------------------------------------------------
Class M                                           (2,379,074)              --
-------------------------------------------------------------------------------
Class R                                               (8,597)              --
-------------------------------------------------------------------------------
Class Y                                           (2,022,194)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,992            2,449
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (166,007,557)  (1,080,743,581)
-------------------------------------------------------------------------------
Total decrease in net assets                    (140,198,494)    (830,991,774)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,895,794,985    3,726,786,759
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss and distribution in excess
of net investment income of $4,532,590 and
$484,236, respectively)                       $2,755,596,491   $2,895,794,985
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $57.80          $53.97          $50.99          $65.80          $82.19          $59.51
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)               -- (e) (d)     .05 (d)         .11             .04            (.09)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  4.63            4.15            2.87          (12.41)         (12.12)          22.76
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       4.63            4.20            2.98          (12.37)         (12.21)          22.68
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --            (.37)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (4.00)           (.37)             --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $58.43          $57.80          $53.97          $50.99          $65.80          $82.19
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.21*           7.79            5.85          (19.55)         (15.70)          38.11
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,704,210      $1,739,957      $2,243,357      $2,443,292      $3,373,822      $3,942,734
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .56* (d)       1.13 (d)        1.07            1.00             .96             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)              -- * (d)(f)    .09 (d)         .22             .06            (.13)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     19.36*          49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Amount represents less than 0.01% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $53.34          $49.86          $47.46          $61.85          $78.08          $56.96
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.20) (d)       (.35) (d)       (.26)           (.39)           (.61)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  4.25            3.83            2.66          (11.56)         (11.44)          21.68
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       4.05            3.48            2.40          (11.95)         (12.05)          21.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $53.39          $53.34          $49.86          $47.46          $61.85          $78.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.80*           6.98            5.06          (20.14)         (16.35)          37.08
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $941,241      $1,042,683      $1,334,170      $1,475,577      $2,354,988      $2,877,594
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .93* (d)       1.88 (d)        1.82            1.75            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.38)* (d)      (.66) (d)       (.53)           (.69)           (.88)           (.87)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     19.36*          49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $56.00          $52.34          $49.82          $64.81          $81.60          $59.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.21) (d)       (.37) (d)       (.27)           (.40)           (.61)           (.64)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  4.46            4.03            2.79          (12.15)         (12.00)          22.76
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       4.25            3.66            2.52          (12.55)         (12.61)          22.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $56.25          $56.00          $52.34          $49.82          $64.81          $81.60
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.78*           6.99            5.06          (20.14)         (16.32)          37.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $44,333         $47,401         $66,803         $72,725        $103,940         $82,117
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .93* (d)       1.88 (d)        1.82            1.75            1.71            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.38)* (d)      (.66) (d)       (.53)           (.69)           (.86)           (.89)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     19.36*          49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28. 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $55.57          $51.85          $49.23          $63.91          $80.34          $58.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.14) (d)       (.23) (d)       (.14)           (.26)           (.45)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  4.44            3.99            2.76          (11.98)         (11.80)          22.28
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       4.30            3.76            2.62          (12.24)         (12.25)          21.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --            (.04)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (4.00)             --              --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (4.00)           (.04)             --           (2.44)          (4.18)             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $55.87          $55.57          $51.85          $49.23          $63.91          $80.34
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.94*           7.25            5.32          (19.94)         (16.13)          37.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $33,228         $35,491         $50,605         $60,932         $95,388        $122,066
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .81* (d)       1.63 (d)        1.57            1.50            1.46            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.25)* (d)      (.41) (d)       (.28)           (.44)           (.64)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     19.36*          49.91           52.52           64.55           47.86           67.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------
                                                       Six months                        For the
                                                          ended            Year          period
                                                       February 28        ended      January 21,2003+
Per-share                                              (Unaudited)      August 31    to August 31
operating performance                                      2005            2004            2003
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $57.51          $53.89          $50.74
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                            .03 (d)        (.06) (d)       (.01)
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                        4.49            4.12            3.16
------------------------------------------------------------------------------------------------------
Total from
investment operations                                      4.52            4.06            3.15
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                                            --            (.44)             --
------------------------------------------------------------------------------------------------------
From net realized
gain on investment                                        (4.00)             --              --
------------------------------------------------------------------------------------------------------
Total distributions                                       (4.00)           (.44)             --
------------------------------------------------------------------------------------------------------
Redemption fees                                              -- (e)          -- (e)          --
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $58.03          $57.51          $53.89
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     8.06*           7.54            6.21*
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $221             $17              $1
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   .68* (d)       1.38 (d)         .82*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                            .05* (d)       (.10) (d)       (.02)*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    19.36*          49.91           52.52
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended                                                                      For the period
                                   February 28                                                                  April 4, 2000+
Per-share                         (Unaudited)                         Year ended August 31                        to August 31
operating performance                 2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $58.30          $54.45          $51.31          $66.03          $82.28          $70.52
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .07 (d)         .21 (d)         .26             .20             .09             .03
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            4.68            4.17            2.88          (12.48)         (12.16)          11.73
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 4.75            4.38            3.14          (12.28)         (12.07)          11.76
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                       --            (.53)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (4.00)             --              --           (2.44)          (4.18)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (4.00)           (.53)             --           (2.44)          (4.18)             --
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $59.05          $58.30          $54.45          $51.31          $66.03          $82.28
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                8.35*           8.06            6.12          (19.34)         (15.50)          16.68*
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $32,364         $30,247         $31,851         $28,530         $26,614         $31,768
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .44* (d)        .88 (d)         .82             .75             .71             .28*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .13* (d)        .35 (d)         .48             .33             .12             .04*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               19.36*          49.91           52.52           64.55           47.86           67.34
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Health Sciences Trust ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum front-end sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments including certain restricted securities are valued at fair value following procedures approved by the trustees. Such valuations and procedures are reviewed periodically by the trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $174,761,492. The fund received cash collateral of $178,907,904 which is pooled with collateral of other Putnam funds into 33 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2005, $974,591 of losses recognized during the period November 1, 2003 to August 31, 2004.

The aggregate identified cost on a tax basis is $2,334,401,029, resulting in gross unrealized appreciation and depreciation of $622,495,168 and $25,633,274, respectively, or net unrealized appreciation of $596,861,894.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended February 28, 2005, Putnam Management did not waive any of its management fee from the fund.

For the six months ended February 28, 2005, Putnam Management has assumed $15,993 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 28, 2005, the fund paid PFTC $3,708,954 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2005, the fund's expenses were reduced by $938,108 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,928, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $35,144 and $1,320 from the sale of class A and class M shares, respectively, and received $743,017 and $921 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received $372 and no monies on class A and class M shares, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $541,814,237 and $883,757,054, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,323,360       $76,830,273
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,775,363       100,805,095
----------------------------------------------------------------
                                     3,098,723       177,635,368

Shares repurchased                  (4,032,795)     (235,218,799)
----------------------------------------------------------------
Net decrease                          (934,072)     $(57,583,431)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,051,449      $119,986,119
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       199,329        11,315,886
----------------------------------------------------------------
                                     2,250,778       131,302,005

Shares repurchased                 (13,713,507)     (784,663,981)
----------------------------------------------------------------
Net decrease                       (11,462,729)    $(653,361,976)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            343,912       $18,252,641
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,210,207        62,894,460
----------------------------------------------------------------
                                     1,554,119        81,147,101
Shares repurchased                  (3,472,671)     (185,566,928)
----------------------------------------------------------------
Net decrease                        (1,918,552)    $(104,419,827)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            967,967       $52,209,102
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       967,967        52,209,102
Shares repurchased                  (8,180,513)     (433,637,343)
----------------------------------------------------------------
Net decrease                        (7,212,546)    $(381,428,241)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             32,471        $1,818,082
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        48,742         2,669,116
----------------------------------------------------------------
                                        81,213         4,487,198
Shares repurchased                    (139,648)       (7,853,164)
----------------------------------------------------------------
Net decrease                           (58,435)      $(3,365,966)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             96,093        $5,441,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        96,093         5,441,680
Shares repurchased                    (525,960)      (29,168,786)
----------------------------------------------------------------
Net decrease                          (429,867)     $(23,727,106)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             12,295          $683,753
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        40,653         2,209,464
----------------------------------------------------------------
                                        52,948         2,893,217
Shares repurchased                     (96,844)       (5,400,673)
----------------------------------------------------------------
Net decrease                           (43,896)      $(2,507,456)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             40,219        $2,266,996
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           538            29,495
----------------------------------------------------------------
                                        40,757         2,296,491
Shares repurchased                    (378,111)      (20,782,119)
----------------------------------------------------------------
Net decrease                          (337,354)     $(18,485,628)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,482          $200,273
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           152             8,597
----------------------------------------------------------------
                                         3,634           208,870
Shares repurchased                        (126)           (7,259)
----------------------------------------------------------------
Net increase                             3,508          $201,611
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                297           $16,804
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                67
----------------------------------------------------------------
                                           298            16,871
Shares repurchased                         (20)           (1,115)
----------------------------------------------------------------
Net increase                               278           $15,756
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             62,479        $3,676,588
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        35,260         2,022,194
----------------------------------------------------------------
                                        97,739         5,698,782
Shares repurchased                     (68,403)       (4,031,270)
----------------------------------------------------------------
Net increase                            29,336        $1,667,512
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            132,948        $7,854,057
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,964           283,693
----------------------------------------------------------------
                                       137,912         8,137,750
Shares repurchased                    (204,040)      (11,894,136)
----------------------------------------------------------------
Net decrease                           (66,128)      $(3,756,386)
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $15,259 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $206,464 for the period ended February 28, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                   26,179,341         1,351,636
Charles B. Curtis                   26,145,549         1,385,428
Myra R. Drucker                     26,174,933         1,356,044
Charles E. Haldeman, Jr.            26,170,734         1,360,243
John A. Hill                        26,171,600         1,359,377
Ronald J. Jackson                   26,187,897         1,343,080
Paul L. Joskow                      26,180,534         1,350,443
Elizabeth T. Kennan                 26,141,620         1,389,357
John H. Mullin, III                 26,176,304         1,354,673
Robert E. Patterson                 26,187,985         1,342,992
George Putnam, III                  26,156,621         1,374,356
A.J.C. Smith*                       26,127,843         1,403,134
W. Thomas Stephens                  26,180,883         1,350,094
Richard B. Worley                   26,186,517         1,344,460

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,120,914      1,359,069        7,050,994

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,001,340       2,242,437       7,076,925

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,096,003       2,118,548       7,106,151

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     19,398,785       1,710,118       7,211,799

   All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)


Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Research group for the year ended February 28, 2005. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Citigroup Global Markets, Goldman Sachs, UBS Warburg, Lehman Brothers, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended February 28, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns &
Company, Charles Schwab & Co., Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Merrill Lynch, Morgan Stanley Dean
Witter, Nesbit/Burns, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA008-220220  4/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Health Sciences Trust
Supplement to Annual/Semiannual Report dated 2/28/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/05

                                                                        NAV

6 months                                                               8.35%
1 year                                                                 3.27
5 years                                                               -4.01
Annual average                                                        -0.81
10 years                                                             183.92
Annual average                                                        11.00
Life of fund (since class A inception, 5/28/82)
Annual average                                                        13.44

Share value:                                                            NAV

8/31/04                                                              $58.30
2/28/05                                                              $59.05

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1           --              $4.000             $4.000

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (4/4/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and do not account for taxes. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages XXX of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $4.55
Ending value (after expenses)                     $1,083.50
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $4.41
Ending value (after expenses)                     $1,020.43
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                       0.88%
Average annualized expense ratio for Lipper peer group+    1.40%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005